SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                                (Amendment no. 1)


Filed by the Registrant    [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                         ValueStar Corporation
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)


  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

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

                              VALUESTAR CORPORATION
                                     (Logo)



October 8, 1999


Dear Stockholder:

     You are cordially invited to attend the 1999 Annual Meeting of Stockholders of ValueStar Corporation, which will be held at 2:00 p.m. local time on Friday, November 12, 1999, in the Training Room of ValueStar Corporation, 360 - 22nd Street, Oakland, California (the "Annual Meeting"). If you need directions or parking instructions please call Leslie Summers at 510-808-1311.

     The principal business of the meeting will be to elect directors for the ensuing year, to amend the Company's 1997 Stock Option Plan to increase the shares reserved for grant thereunder from 500,000 to 1,250,000; and, to amend the Company's Certificate of Incorporation to increase the authorized shares of the Company's Common Stock from 20,000,000 to 50,000,000. During the meeting, we will also review the results of the past fiscal year and report on significant aspects of our operations during the first quarter of fiscal 2000.

     Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card so that your shares will be voted at the meeting. If you decide to attend the meeting, you may, of course, revoke your proxy and personally cast your votes.



Sincerely yours,



/s/ James Stein
PRESIDENT AND CEO

                              VALUESTAR CORPORATION
                          360 - 22nd Street, Suite 210
                            Oakland, California 94612
                                  510-808-1300

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         to be held on November 12, 1999

      The Annual Meeting of Stockholders of VALUESTAR CORPORATION ("ValueStar") will be held on November 12, 1999 at 2:00 o'clock p.m. (Pacific Standard Time) at the offices of the corporation at 360 - 22nd Street, Suite 210, Oakland, California 94612, to vote on the following:

               1. Election of Directors. For the common stockholders to elect three directors and the preferred stockholders to elect one director of ValueStar. Each director to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified;

               2. Amendment to the 1997 Stock Option Plan. To increase the number of shares that may be purchased under our 1997 Stock Option Plan;

               3. Amendment to ValueStar's Articles of Incorporation. To increase the number of shares of common stock, $0.00025 par value, that ValueStar is authorized to issue from 20,000,000 to 50,000,000.

               4. Selection of Independent Auditors. To ratify the selection of Moss Adams LLP as independent auditors of ValueStar for the fiscal year ending June 30, 2000; and

               5. To transact such other business as may properly come before the meeting and any adjournment and postponement thereof.

      The  foregoing   items  of  business  are  more  fully  described  in  the
accompanying Proxy Statement.

      The board of directors recommends stockholders vote FOR the approval of the foregoing items. Only stockholders of record at the close of business on October 8, 1999 (Record Date) are entitled to vote at the Annual Meeting. The stock transfer books of ValueStar will not be closed.

      All stockholders are cordially invited to attend the meeting in person. Please complete, date, sign and return the enclosed proxy promptly to ensure your representation at the meeting. Even if you have given your proxy, you may still vote in person at the meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. If your shares are held by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name prepared by the record holder.


                                     By Order of the board of directors

                                     /s/ JAMES STEIN
                                     James Stein
                                     President
October 8, 1999

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

                              VALUESTAR CORPORATION
                          360 - 22nd Street, Suite 210
                            Oakland, California 94612
                                  510-808-1300

                           P R O X Y  S T A T E M E N T

GENERAL

      This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors for our annual meeting of the stockholders. Our annual meeting will be held on Friday, November 12, 1999 at the offices of the corporation at 360 - 22nd Street, Suite 210, Oakland, California 94612 at 2:00 p.m. (Pacific Standard Time), or any and all postponements and adjournments thereof.

VOTING RIGHTS AND OUTSTANDING SHARES

      The close of business on October 8, 1999 has been fixed by the board of directors as the record date for determining stockholders entitled to vote at our annual meeting. ValueStar had 9,374,132 shares of common stock, $0.00025 par value per share outstanding and entitled to vote at the record date. A total of 225,000 shares of Series A preferred stock were outstanding at the record date and are entitled to cast five votes per share or 1,125,000 votes in the aggregate.

      Forty percent (40%) of the total voting power on the record date must be present at the annual meeting in order to constitute a quorum. The total voting power includes all shares entitled to vote at the annual meeting or the aggregate of the votes entitled to be cast by common and preferred stockholders. Stockholders may be present in person or by proxy. Each share of common stock carries one vote on each proposal and on any other matters which may properly come before the annual meeting.

      Each share of preferred stock is entitled to cast a number of votes equal to the number of shares of common stock into which the preferred stock is then convertible. The preferred stockholders are also entitled, voting as a separate class, to elect one and only one member of ValueStar's board of directors so long as at least 100,000 shares of Series A Preferred Stock remain issued and outstanding. A majority of the preferred stockholders have nominated Mr. Fritz
T. Beesemyer as the nominee for election to the board by the preferred stockholder class. The common stockholders shall elect the three remaining directors to be elected at this meeting.

      The affirmative vote of a majority of the votes cast at the annual meeting is necessary to approve each proposal, except that (i) cumulative voting shall apply to the election of directors if invoked at the meeting, and (ii) the affirmative vote of a majority of the votes cast by the common stock present at the annual meeting, voting as one class, and the common stock and preferred stock present at the annual meeting, voting together as one class, is required to approve Proposal #3 to increase the number of authorized shares of common stock.

      Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. In determining whether a proposal has been approved or ratified, abstentions are counted as votes against the proposal, and broker non-votes are not counted as votes for or against the proposal.

      All valid proxies received in time for the annual meeting will be voted as specified. The shares represented by properly executed proxies will be voted FOR the proposals unless otherwise indicated. Stockholders who execute proxies may revoke them at any time before they are voted by (a) delivering a written notice of revocation to Mr. James Stein, President of ValueStar, at the above address, or (b) submitting a duly executed proxy bearing a later date, or (c) attending the annual meeting and orally withdrawing the proxy. A Stockholders' attendance at the annual meeting will not in itself revoke his or her proxy. Management plans to mail this Proxy Statement and form of proxy to stockholders on or about October 8, 1999.

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


SOLICITATION

      ValueStar will pay the entire cost of solicitation of proxies. These costs will include preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of such materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by stockholders. They will be requested to forward the materials to the beneficial owners. ValueStar may reimburse these persons for their costs of forwarding materials to such beneficial owners. The solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of ValueStar. No additional compensation will be paid to directors, officers or other regular employees for such services.

STOCKHOLDER PROPOSALS

      Proposals of stockholders intended for presentation at ValueStar's 1999 annual meeting of stockholders must be received by ValueStar by August 15, 2000 to be included in the proxy statement and proxy relating to the 2000 Annual Meeting.


                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

      ValueStar's bylaws provide for a variable authorized number of board members of three to seven directors as the board determines, and the board of directors has fixed the current authorized number of members of the board at five, with a total of four being elected at the annual meeting. The preferred stockholders are entitled, voting as a separate class so long as at least 100,000 shares of Series A Preferred Stock remain issued and outstanding, to elect one and only one member of ValueStar's board of directors. A majority of the preferred stockholders have nominated Mr. Fritz T. Beesemyer as the nominee for election to the board by the preferred stockholder class. The common stockholders shall elect the three remaining directors to be elected at this meeting.

      All directors are elected for one-year terms at the annual meeting of stockholders. Directors are elected by plurality vote, meaning that (should more than one nominee vie for the same seat on the board) the nominee who receives the most votes will be elected for the term nominated, even if he receives less than a majority of the votes cast.

      Directors continue in office until the next annual meeting of stockholders and they are either re-elected or their respective successors are elected and duly qualified. Messrs. Stein, Barnes and Polis have all been nominated by the board of directors to stand for election to the board and Mr. Beesemyer has been nominated by a majority of the preferred stockholders to stand for election by the preferred stockholders to the board. Should a vacancy occur, the successor director shall be elected in a manner by which his or her predecessor was elected. If elected, they will each serve one-year terms or until their respective successors have been elected and qualified.

      If a nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the proxy holders to fill such vacancy. However, it is not expected that any nominee will be unable or will decline to serve as a director. If stockholders nominate persons other than the ValueStar's nominees for election as directors, the Common Stock and Series A Preferred Stock proxy holders will vote all proxies received by them in accordance with applicable law to assure the election of as many of ValueStar's nominees as possible.

      Unless otherwise specified, all proxies received will be voted FOR the election of all nominees. If any nominee should not stand for election for any reason, your proxy will be voted for any person or persons designated by the board of directors or, in the case of Mr. Beesemyer, by the preferred stockholders to replace such nominee.

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

      The board has no reason to expect that any of the nominees will not stand for election or decline to serve if elected. Seacoast Capital Partners Limited Partnership and Pacific Mezzanine Fund, L.P who hold a majority of senior secured debt, through a voting agreement with Messrs. Stein, Barnes and Polis, effectively have the right to designate and elect a total of two directors. Neither senior debt holder has designated a director to be appointed at the annual meeting but they may do so in the future. Each of three senior lenders also have board observer rights. Otherwise there are no arrangements or understandings between ValueStar and any other person pursuant to which he was or is to be selected as a director, executive officer or nominee therefor.

      There is otherwise no arrangement between any of the directors, the nominees or executive officers and any other person or persons, pursuant to which he was or is to be selected as a director, nominee or executive officer. There is no blood relationship between or among the nominees, directors or executive officers of ValueStar. Biographical summaries, including the principal occupation and business experience, concerning the nominees for the board of directors of ValueStar is set forth below.

         James Stein (age 41) has been a director and President and CEO of ValueStar since 1992 and was a director and executive officer of ValueStar, Inc. since its inception in September, 1991. Prior to commencing the ValueStar operations as a sole proprietorship in 1990, Mr. Stein served as President and CEO from 1983 to 1990 of Direct Language, Inc., a San Francisco based publisher of Asian and Hispanic Yellow Pages and El Mensajero, a Spanish-language weekly newspaper.

         James A. Barnes (age 44) was elected as a director and appointed Secretary/Treasurer in July 1995. In March 1997, he resigned as Secretary but was re-appointed in August 1998. Since 1984, he has been President of Sunrise Capital, Inc., a wholly owned venture capital and consulting firm. He previously practiced as a certified public accountant and management consultant with Ernst & Ernst (1976-1977), Touche Ross & Co. (1977-1980) and as a principal in J. McDonald & Co. Ltd., Phoenix, Arizona (1980-1984). He graduated from the University of Nebraska with a B.A. Degree in Business Administration in 1976. Mr. Barnes devotes only part-time services to ValueStar.

         Jerry E. Polis (age 67) was elected as a director in July 1995. Since 1963 he has been self-employed primarily in real estate investments, and since 1964 he has owned and operated Polis Realty. From 1968 to the sale of his ownership in January, 1997, he was active as a 50% owner of the Taco Bell franchises for the State of Nevada (operated under privately owned Las Cal Corporation). In 1994 he co-founded Commercial Bank of Nevada, an unlisted publicly owned bank located in Las Vegas, Nevada, which was sold through a merger to a NYSE bank group in June 1998. He was a director of Commercial Bank from 1994 and Chairman from May 1996 until its sale. Mr. Polis graduated from Penn State University with a B.A. Degree in Commerce in 1953.

         Fritz T. Beesemyer (age 47) was appointed a director in July 1999 representing the Series A preferred stockholders. Since 1999 he has been a principal with Casa Blanca Ventures, an Arizona based LLC specializing in private equity investments for emerging companies. Since 1996 he has also been a principal of Beesemyer and Associates, a firm providing consultation and private equity placements to firms in the media, communications, and Internet industries. From 1994 to 1996, Mr. Beesemyer was a Senior Vice President in the Media and Telecommunications corporate finance group at Oppenheimer and Co. Inc. in New York City. From 1984 to 1992, he was a Co-founder, General Partner, and Chief Operating Officer of Citadel Communications Corporation that owned and operated nine radio stations in the western US. Previously, he held various senior management positions with Gannett, Charter Media, and Combined Communications. Mr. Beesemyer received a BA in Political Science from UCLA in 1974.

      In August 1999, Mr. Beesemyer and Mr. Barnes were appointed as the compensation committee and Mr. Beesemyer and Mr. Polis were appointed to serve as the audit committee of the board of directors. The compensation committee is responsible to review and recommend to the board of directors the salaries, bonuses and prerequisites of ValueStar's executive officers and to administer the 1992, 1996 and 1997 stock option plans and to review and recommend to the board any new compensation or retirement plans. The audit committee is responsible to review ValueStar's audit and control functions, accounting principles, policies and practices and financial reporting, the scope of audit by the independent auditors, the fees and all non-audit services of the independent auditors and the independent auditors' opinion and letter of comment to management and management's response thereto. ValueStar does not have any other committees of the board of directors. There were no formal committee meetings during the fiscal year ended June 30, 1999. During the fiscal year ended June 30, 1999, eleven formal meetings of the board of directors were held which were attended by all directors. The board of directors took action on four occasions by means of unanimous written consent in lieu of a meeting after informal discussions, as permitted by law.

      No director of ValueStar has resigned or declined to stand for re-election to the board of directors because of disagreement with ValueStar on any matters relating to ValueStar's operations, policies or practices, since the date of the last meeting of stockholders.

                    Recommendation  and Vote - The  Board of
                    Directors  recommends a vote in favor of
                    all  the   nominees  for  the  Board  of
                    Directors.

                                PROPOSAL NUMBER 2

               TO INCREASE THE NUMBER OF SHARES THAT MAY BE ISSUED
                    UNDER VALUESTAR'S 1997 STOCK OPTION PLAN

Proposed Amendment to Increase the Number of Shares that may be Purchased Under the 1997 Stock Option Plan

      ValueStar is seeking stockholder approval to increase the number of shares that may be issued under the 1997 Stock Option Plan (the "1997 Plan") from 500,000 common shares to 1,250,000 common shares. This is an increase of 750,000 common shares.

      Approval of the amendment requires the affirmative vote of a majority of the shares entitled to vote represented in person or by proxy and eligible to vote at the Annual Meeting.

      The board of directors has deemed it in the best interests of ValueStar to amend the 1997 Stock Plan to increase the authorized shares in order to provide the means for ValueStar to further its efforts to induce persons of outstanding ability and potential to join and remain with ValueStar and to promote its future growth and success.

General Description of Stock Option and Stock Compensation Plans

      The board of directors and stockholders have adopted and approved the 1992 Incentive Stock Option Plan as amended, and the 1992 Non-Statutory Stock Option Plan as amended. Both plans expire on May 29, 2002. ValueStar has reserved a maximum of 500,000 common shares to be issued upon the exercise of options under these plans of which 30,000 have been issued. At September 15, 1999, ValueStar had 230,000 options outstanding pursuant to the 1992 ISO Plan exercisable at prices ranging from $0.40 to $0.50 per share expiring in 2000. ValueStar also had 220,000 options outstanding pursuant to the 1992 NSO Plan exercisable at prices ranging from $0.40 to $0.50 per share expiring beginning 2000 through 2001.

      The board of directors and stockholders have adopted and approved the 1996 Stock Option Plan, as amended and restated covering an aggregate of 300,000 shares of ValueStar's common stock reserved for issuance upon exercise of non-qualified options only. At September 15, 1999,ValueStar had 281,000 options outstanding pursuant to the 1996 Plan exercisable at prices ranging from $0.50 to $1.69 per share expiring beginning 2001 through 2004.

      The board of directors and the stockholders have adopted and approved the 1997 Plan, as amended, covering an aggregate of 500,000 shares of ValueStar's common stock. On August 31, 1999, the board of directors approved an amendment to the 1997 Plan increasing the aggregate number of shares authorized for issuance from 500,000 to 1,250,000 shares, subject to stockholder approval. At September 15, 1999, ValueStar had 259,701 options outstanding pursuant to the 1997 Plan exercisable at prices ranging from $0.75 to $1.92 per share expiring beginning 2000 through 2004. The terms of the 1997 Plan provides that all options granted in excess of 500,000 shares prior to approval by the stockholders will be voided if approval is not obtained by August 31, 2000.

      The 1996 Plan and the 1997 Plan have substantially the same terms and provisions except that the 1996 Plan is available for non-qualified option grants only.

      In July 1998, in connection with a new three-year employment agreement, we granted Mr. Stein options on 100,000 shares that became vested and exercisable after January 7, 1999 and then only upon the achievement of certain future common share prices commencing at $2.50 per share. In July 1998, directors Polis and Barnes were each granted options on 50,000 common shares with comparable provisions.

Material Provisions of the 1997 Plan

      The following is a summary of the material provisions of the 1997 Plan. The 1997 Plan is intended to qualify for the granting of either (a) "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO Options") or (b) non-qualified stock options ("NQO Options"). Unless the context clearly indicates to the contrary, the term "option" used herein shall mean either an incentive stock option or a non-statutory stock option and the term "optionee" shall mean any person holding an option granted under the 1997 Plan. The following summary is qualified in its entirety by express reference to the text of the 1997 Plan, a copy of each which will be furnished to any stockholder upon request.

      Administration - The 1997 Plan provides for its administration by a committee. The members of the committee are appointed from time to time by the board of directors of ValueStar and consist of not less than two (2) directors. The committee has discretionary authority to determine the individuals to whom and the times at which stock options will be granted, whether a stock option is an ISO Option or a NQO Option, the number of shares subject to such options and the option period. The committee may interpret the 1997 Plan and may adopt such rules and regulations for carrying out the purposes of the plan. The board may (subject to certain limitations) make changes in or additions to the 1997 Plan as it may deem proper and in the best interests of ValueStar and its stockholders and may also suspend or terminate the plan.

      Eligibility - ISO Options shall be granted only to elected or appointed officers or other key employees of ValueStar (as determined by the committee), whether full-time or part-time, including members of the board who are also officers or key employees at the time of grant. NQO Options may be granted to employees (including officers) and directors of and consultants to ValueStar.

      Ceiling of Incentive Stock Option Grants - The aggregate fair market value (determined at the time the option is granted) of the shares of common stock for which ISO Options may be exercisable for the first time by any employee during any calendar year (under all incentive stock options plans of ValueStar) may not exceed $100,000. Should it be determined that any incentive stock option granted pursuant to the 1997 Stock Plan exceeds such maximum, such incentive stock option shall be considered a non-qualified stock option and not qualify for treatment as an incentive stock option under Section 422 of the Code to the extent, but only to the extent, of such excess.

      Option Price - The option price of the common shares subject to an ISO Option may not be less than the fair market value of the shares on the date the option is granted. In the case of an optionee who owns more than 10% of the outstanding shares of ValueStar of all classes or any parent or subsidiary thereof, the option price of the shares may not be less than 110% of the fair market value of ValueStar's shares on the date of grant. The option price of common shares subject to an NQO Option may not be less than 85% of the fair market value of ValueStar's shares on the date of grant. If the common shares are not then quoted on any exchange or quotation medium at the time the option is granted, then the board of directors or compensation committee will use its discretion in selecting a good faith value believed to represent fair market value.

      Option Term - No option shall be exercisable after the expiration of ten years from the date it was granted. Incentive stock options granted to any employee owning more than 10% of the combined voting power of all classes of stock of ValueStar will expire five years from the date such option is granted. However, the committee may designate shorter terms for individual options.

      Termination of Option - Options granted under the 1997 Plan are contingent upon continued employment by ValueStar or an affiliate of ValueStar or continued relationship as a director or consultant; however, if the employment or other relationship is terminated then the optionee has the right to exercise his or her option at any time within a six (6) month period after such termination, but only to the extent that the optionee was otherwise entitled to exercise the option immediately prior to such termination. If the optionee dies, the option may be exercised at any time within fifteen (15) months following death by the estate or by person or persons to whom rights under the option pass by law but only to the extent that such option was exercisable by the optionee on the date of death.

      General Matters - If options granted under the 1997 Plan expire for any reason without having been exercised in full, the unpurchased shares underlying such options will be added to the other shares available for the grant of options under the Plan. Options granted under the 1997 Plan are non-transferable except by will or the laws of descent and distribution, so that during an optionee's life only he or she may exercise the options.

      Neither the grant of an option nor the existence of an option agreement with ValueStar shall impose upon ValueStar (or any subsidiary or parent thereof) an obligation to retain the services of the optionee for any stated period of time. Further, the grant, holding and exercise of each option shall be subject to such requirements as may, in the opinion of the Committee, be necessary or advisable for the purpose of complying with applicable laws, rules and regulations (including securities laws and regulations) and the rules of any stock exchange upon which the shares of ValueStar may then be traded.

      Amendment; Suspension and Termination of the 1997 Plan - The board may amend the 1997 Plan at any time or from time to time or may suspend or terminate the 1997 Plan without approval of the stockholders; provided, however, that stockholder approval is required for any amendment to the 1997 Plan for which stockholder approval would be required under applicable law, as in effect at the time. Any amendment, suspension or termination of the 1997 Plan, including the amendment to be voted upon at the annual meeting, shall not affect options already granted, and such options shall remain in full force and effect, unless mutually agreed otherwise in writing between the optionee and the 1997 Plan committee. The board may accelerate any option or waive any condition or restriction pertaining to such option at any time. The board may also substitute new stock options for previously granted stock options, including previously granted stock options having higher option prices, and may reduce the exercise price of any option to the then current fair market value, if the fair market value of the common stock covered by such option shall have declined since the date the option was granted. In any event, the 1997 Plan shall terminate in January 2006. Any options outstanding under the 1997 Plan at the time of its termination shall remain outstanding until they expire by their terms.

      Federal Income Tax Consequences - Federal income tax laws have frequently been revised and may be changed again in the future. For federal income tax purposes, an optionee will not realize any taxable income, and ValueStar will not be entitled to a deduction, at the time an ISO Option is granted. Further, there is no taxable income to the optionee and no deduction to ValueStar at the time the ISO is exercised to purchase shares.

      With respect to shares purchased upon exercise of an ISO Option,

               (a) If the shares are not disposed of within two years after the date an ISO Option is granted or within 1 year after the shares are purchased upon exercise of the ISO, the optionee will realize a capital gain (or loss) equal to the difference between the ISO exercise price and the amount realized upon sale of the shares, and ValueStar will not be entitled to any deduction.

               (b) If however, such shares are disposed of within two years after the date the ISO Option is granted or within 1 year after the shares are purchased upon exercise of the ISO, then the optionee will recognize ordinary income in the year of disposition (and ValueStar will be entitled to a corresponding deduction as a compensation expense) equal to the amount by which the fair market value of the shares at the time of purchase exceeded the ISO exercise price, or if less (and the sale is to an unaffiliated purchaser), the amount realized on the disposition over the ISO exercise price.

      Upon exercise of an ISO Option, certain optionees may become subject to the federal "alternative minimum tax." The amount, if any, by which the fair market value of shares purchased upon exercise of an ISO exceeds the ISO exercise price will constitute an item of tax preference subject to the alternative minimum tax in the year of exercise. The item of tax preference is eliminated if the shares are disposed of in a "disqualifying disposition" - that is, within 1 year of purchasing the shares or 2 years from the date the ISO was granted. The Code also provides that, for purposes of determining alternative minimum taxable income, the gain recognized upon a sale or exchange of ISO shares will be limited to the excess of the amount received in the sale or exchange over the fair market value of the shares at the time the ISO was exercised.

      If ISO shares are not disposed of in a disqualifying disposition, the optionee's tax basis will be the ISO exercise price paid for the shares. If disposed of in a disqualifying disposition, the tax basis will be the fair market value of the shares on the date purchased. Alternative minimum tax incurred by reason of exercise of an ISO does not result (for regular income tax purposes) in an increase in the tax basis of the shares acquired upon exercise. However, the Code provides that alternative minimum tax attributable to the exercise of an ISO may be applied as a credit against regular income tax liability in a subsequent year, subject to certain limitations.

      With respect to shares purchased upon exercise of an NQO Option, an optionee does not recognize taxable income as a result of the grant unless the option has a readily ascertainable fair market value. Upon the grant of a NQO Option at fair market value or higher, ValueStar believes that no income will be recognized by the optionee and ValueStar will not be entitled to a deduction. This is because such options are not transferable and the fair market value of the option is not easily ascertainable. The optionee, however, may recognize ordinary income (subject to tax withholding) upon exercise of the option in an amount equal to the difference between the fair market value of the common shares acquired on the date of exercise and the exercise price.

      The optionee's tax basis in shares purchased will generally be equal to the fair market value of the shares purchased (the exercise price of the option plus the amount included in gross income of the optionee as a result of exercising the option). Upon disposition of those shares, the optionee will realize a capital gain (or loss) equal to the difference between the tax basis and the amount realized upon disposition. The sale of such shares will not result in any further tax consequences to ValueStar. Exercise of a compensatory option or sale of shares thus acquired will not subject the optionee to the federal alternative minimum tax.

      So long as the option price is at least equal to the fair market value of the underlying shares on the date of grant, ValueStar will not be entitled to a deduction for compensation expenses or otherwise either upon the grant of a NQO Option or at the time of NQO Option exercise. However, since the Stock Plans allow the granting of NQO Options with up to a 15% discount from fair market value, should the Committee grant options exercisable at less than fair market value, then ValueStar may be entitled to a compensation deduction for the difference and the optionee may be subject to ordinary income in a like amount.

      Any changes in the law concerning the tax treatment of options are beyond the control of ValueStar and the stockholders and are not subject to stockholder approval. The foregoing summary of federal income tax aspects is based upon existing law and interpretations, regulations and rulings, which are subject to change.

      The foregoing summary of material features of the 1997 Plan is not complete. The complete text of the 1997 Plan will be available for inspection at the annual meeting and a copy will be furnished to any stockholder upon request.

      Amended Plan Benefits - ValueStar cannot now determine the number of options to be granted in the future under the 1997 Plan, as proposed to be amended, to its executive officers, directors or employees. The table under the caption "Option Grants Table for Fiscal Year Ended June 30, 1999" provides information with respect to the grant of options to the Named Executive Officers of the Company during the fiscal year ended June 30, 1999. The following table sets forth additional information with respect to options granted under the 1997
Plan during the fiscal year ended June 30, 1999:

                                       8


                                                                                                    Weighted
                                                                                                    --------
                                                                                                     Average
                                                                                                     -------
                                                      Options               % of Total            Exercise Price
                                                      -------               ----------            --------------
               Identity of Group                      Granted            Options Granted            Per Share
               -----------------                      -------            ---------------            ---------
Executive Officers as a group                          50,000                 33.3%                   $1.00

Employees that are not Executive  Officers,  as
a group                                               100,267                 66.7%                   $1.16

Directors that are not Executive  Officers,  as
a group                                                 -0-                    --                       --


                    Recommendation  and Vote - The  Board of
                    Directors  recommends  stockholders vote
                    to approve the amendment to increase the
                    number  of  shares  that  may be  issued
                    under   ValueStar's  1997  Stock  Option
                    Plan.

                                   PROPOSAL 3

               AMENDMENT TO VALUESTAR'S ARTICLES OF INCORPORATION

      On August 31, 1999, the board of directors unanimously authorized an amendment, subject to stockholder approval, to ValueStar's certificate of incorporation to increase the number of shares of common stock the company is authorized to issue from 20,000,000 to 50,000,000. The board of directors considers it desirable to have additional shares of common stock available for issuance from time to time. The failure to approve the amendment could limit ValueStar's ability to finance expansion in the future and could have a material adverse effect on ValueStar, its business and results of operations.

Outstanding Shares and Shares Reserved for Future Issuance

      As of October 8, 1999, ValueStar had 9,374,132 shares of common stock outstanding. An additional 8,932,734 shares are reserved for future issuance under the stock option plans, convertible securities and warrants as summarized below:
                                                            Authorized Shares
                                                           Reserved for Issuance
                                                           ---------------------
     Reserved under stock option plans:
          1992 ISO Plan                                          235,000
          1992 NSO Plan                                          250,000
          1996 Stock Plan                                        285,000
          1997 Stock Plan                                      1,250,000
          Other stock options                                    200,000
     Convertible securities:
          6% convertible notes                                   594,110
          8% convertible Series A preferred stock              1,125,000
     Stock purchase warrants                                   4,993,624
                                                               ---------
          Total                                                8,932,734
                                                               =========

      Accordingly, ValueStar has either outstanding or reserved an aggregate of 18,306,866 of the 20,000,000 authorized shares of common stock.

      ValueStar has not granted options on all of the authorized shares under the stock options described above. The total for the 1997 Stock Plan assumes the approval of proposal number 2 above. The amount reserved for the convertible notes assumes the notes are converted with accrued interest at the term date of June 30, 2001.

      The actual shares issuable for the outstanding securities listed above could be more or less depending on a variety of factors. For example, the preferred stock and a portion of outstanding warrants have antidilution clauses and other provisions that could result in the issuance of additional shares of common stock. The preferred stock also provides for future dividends payable in additional shares of convertible preferred stock requiring reservation of additional shares at future dates. A number of warrants are exercisable at prices in excess of current prices, making future exercise uncertain.

      ValueStar cannot issue any significant additional shares of common stock at this time other than through the exercise or conversion of existing securities. ValueStar is limited in its options to raise additional money, make acquisitions or take any other action requiring the issuance of its common stock unless the authorized number of shares of common stock is increased. Management anticipates the need for future financing due to continued operating losses.

Reasons for the Increasing the Number of Authorized Shares of Common Stock

     The board of directors believes there are a number of important business reasons for increasing the number of shares of common stock available.

     The authorized number of shares of common stock are not sufficient to enable to ValueStar to negotiate new financing without special consideration for the lack of authorized shares available. For example, an equity based financing may have to provide for limitations on conversion based on the availability of sufficient shares of common stock. This factor places ValueStar at a distinct disadvantage in negotiating any future transactions by negatively impacting pricing and marketability of securities sold. As a result, this could increase the effective dilution to existing stockholders.

     The authorized number of shares of common stock currently available is not sufficient to enable ValueStar to respond to potential business opportunities and to pursue important objectives that may be anticipated. Accordingly, the board of directors believes that it is in ValueStar's best interests to increase the number of authorized shares of common stock. The board of directors also believes that the availability of such shares will provide ValueStar with the flexibility to issue common stock for proper corporate purposes that may be identified by the board of directors from time to time, such as stock dividends (including stock splits in the form of stock dividends), financings, acquisitions, or strategic business relationships.

     Further, the board of directors believes the availability of additional shares of common stock will help enable ValueStar to attract and retain talented employees through the grant of stock-based incentives. An important component of the ValueStar's business strategy is to expand to new regions and to develop and market new products and services. These efforts will require recruitment of additional personnel which may be in high demand and short supply. The availability of stock-based incentives is a critical element in attracting, motivating and retaining technical and executive talent. The board of directors may be required to grant stock based incentives outside of the existing stock option plans to hire key persons.

     Except as disclosed in the Proxy, ValueStar does not, as of the date of this proxy statement, have any agreements with respect to future acquisitions or stock-based incentives that would require the issuance of shares of the ValueStar's common stock.

     The board of directors believes the availability of authorized but unissued common stock can be of considerable value. Because of ValueStar's existing contractual requirements and its current financial condition, the unavailability of authorized but unissued common stock could have a material adverse impact on ValueStar and its business.

Consequences of Failure to Increase the Number of Authorized Shares of Common Stock

     The board of directors believes that ValueStar could be at a disadvantage in negotiating the terms of any required fundings due to the lack of sufficient shares of common stock. The board of directors also believes it may be unable to attract new key personnel without an increase in the authorized shares. The uncertainty regarding the availability of shares of common stock, ValueStar's losses and lack of collateral makes the prospects of future financings unlikely without additional authorized common stock.

Effect of Amendment on Existing Stockholders

     The increase of authorized shares of common stock will not alter the par value of the common stock or the rights of stockholders.

     Authorized but unissued shares may be issued at such time or times, to such person or persons and for such consideration as the board of directors determines to be in the best interests of ValueStar, without further authorization from ValueStar's stockholders except as may be required by the rules of any stock exchange or national securities association trading system on which the common stock may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of common stock. The authorization of additional shares of common stock will not, by itself, have any effect on the rights of holders of existing shares. Depending on the circumstances, issuance of additional shares of common stock could result in substantial dilution of the existing stockholders' ownership interests in ValueStar. The board of directors does not intend to issue any shares of common stock except to meet its obligations and on terms which the board deems to be in the best interests of ValueStar and its then existing stockholders. The common stockholders do not have pre-emptive rights to purchase additional shares of common stock nor will they have any such rights as a result of this proposal.

Vote Required; Board Recommendation

     The approval of the Amendment to the Articles of Incorporation to increase the number of authorized shares of common stock requires the affirmative vote of a majority of both the common stock, voting as one class, and the common stock and preferred stock, voting together as one class.

                    Recommendation  and Vote - The  Board of
                    Directors recommends a vote in favor of approving the amendment to the articles of incorporation to increase the number of authorized shares of common stock.

                                   PROPOSAL 4

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The board of directors has selected Moss Adams LLP as ValueStar's independent auditors for the fiscal year ending June 30, 2000 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the annual meeting. Moss Adams LLP has audited ValueStar's financial statements since 1997. A representative of Moss Adams LLP is not expected to be present at the annual meeting.

      Stockholder ratification of the selection of Moss Adams LLP is not required by ValueStar's Bylaws or otherwise. However, the board is submitting the selection of Moss Adams LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the board will consider whether or not to retain that firm. Even if the selection is ratified, the board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interest of ValueStar and its stockholders.

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Moss Adams LLP.

                    Recommendation  and Vote - The  Board of
                    Directors recommends a vote in favor of Proposal 4.

                             ADDITIONAL INFORMATION

Management

      The following table lists the current directors and officers of ValueStar:


           Name                 Age      Position and Offices
         James Stein            41       Director, President and CEO
         James A. Barnes        44       Director, Treasurer and Secretary
         Jerry E. Polis         67       Director
         Fritz T. Beesemyer     47       Director
         Robert J. Muller       45       Chief Information Officer
         Michael J. Kelly       29       Controller
         Guy Sherman            51       Vice President of Operations (1)

               (1) A key employee of ValueStar.

      See Proposal 1 above for information on director nominees, Messrs. Stein, Barnes, Polis and Beesemyer.

      Robert J. Muller was appointed Chief Information Officer in August 1998. From July 1995 to August 1998 he was founder and a partner in Poesys Associates, a San Francisco systems and software consultancy company. Also from September 1997 to August 1998 he served as Senior Software Engineer and Engineering Project Manager for Aurigin Systems Inc., an intellectual property management company. From July 1993 to July 1995 he served as Product Development Manager and Technical Documentation Manager for Blyth Software, Inc. Dr. Muller's prior experience includes positions as Engineering Manager for Symantec Corporation, Product Manager and Customer Service Representative for Oracle Corporation and Statistical Computing Consultant for the Massachusetts Institute of Technology. Dr. Muller has an A.B. in Political Science from the University of California, Berkeley (1976) and an S.M. in Political Science (1978) and a Ph.D. in Political Science (1983) from the Massachusetts Institute of Technology. He is also the author or co-author of seven books and other publications on Oracle and other database systems and project management.

      Michael J. Kelly was appointed controller in August 1998. From October 1995 to August 1998 he was Operations Manager and Network Administrator for Silicon Valley Shelving, San Jose, California, a privately held distributor of material handling equipment and static control products. From October 1994 to October 1995 he was a sales representative for Innerspace Engineering of San Mateo, California and from June 1992 to October 1994 he was Operations Manager and Controller for James A. Old & Son of Hayward, California, both companies being distributors of material handling equipment. Mr. Kelly obtained a B.A. in Economics and a B.A. in Russian Studies from the University of Notre Dame in 1992.

      Guy Sherman was appointed Vice President of Operations in January 1999. Prior to joining ValueStar in November 1998, he was a partner in a privately held sportswear wholesale business, Liz Willard and Company, during 1997 and 1998. From 1992 to 1997 he was president of two privately held medical companies, Penny Saver Medical Supply, Inc. and Colorado Portable X-Ray, Inc. From 1986 to 1992 he was region vice president for Tru Green Corporation, a subsidiary of Waste Management, Inc. Previous positions include financial positions at Scientific-Atlanta and auditing experience with Deloitte Haskins & Sells. Mr. Sherman received a B.S. in Business with a concentration in accounting from State University of New York-Albany in 1975.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

Common Stock

      The following table sets forth, as of the record date, the common stock ownership of each nominee for director, the Named Executive officer of ValueStar
(as defined below under the heading "Executive Compensation Compensation of Executive Officers"), all executive officers and directors of ValueStar as a group, and each person known by ValueStar to be a beneficial owner of 5% or more of its common stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares.

                  Name and Address                               Amount & Nature
                    of Beneficial                                 of Beneficial                Percent
                       Owner                                        Ownership                 of Class
                    -------------                                   ---------                 --------

                  James Stein                                     1,629,276  (1)                 16.7%
                  360 - 22nd Street, #210
                  Oakland, California 94612

                  James A. Barnes                                 1,412,198  (2)                 14.6%
                  8617 Canyon View Drive
                  Las Vegas, Nevada 89117

                  Jerry E. Polis                                    970,417  (3)                 10.0%
                  980 American Pacific Drive, #111
                  Henderson, Nevada 89104

                  Fritz T. Beesemyer                                201,364  (4)                  2.1%
                  5101 N. Casa Blanca Drive, #219
                  Scottsdale, Arizona 85253

                  Bryant I. Pickering                               579,496  (5)                  6.2%
                  9012 Opus Drive
                  Las Vegas, Nevada 89117

                  Robert M. Brennan                               1,333,333  (6)                 14.2%
                  6446 Shearwater Ct.
                  Avila Beach, California

                  Seacoast Capital Partners                       1,899,528  (7)                 16.8%
                  Limited Partnership
                  One Sansome St., #2100
                  San Francisco, California 94104

                  Pacific Mezzanine Fund, L.P.                      659,812  (8)                  6.6%
                  2200 Powell Street, #1250
                  Emeryville, California 94608

                  All directors & executive officers              4,229,922                      39.8%
                  as a group (6 persons)

                                       13


         (1) Includes 325,000 common shares issuable upon the exercise of outstanding stock options within 60 days and 62,500 common shares issuable upon the exercise of a stock purchase warrant. Includes 3,000 common shares held by his wife and minor children.

         (2) Represents 388,510 shares held of record by Sunrise Capital, Inc. ("SCI"), 605,225 shares held of record by Tiffany Investments ("TI"), 97,629 shares held of record by Tiffany Investments Limited Partnership ("TILP"), 13,334 shares held of record by Sunrise Management, Inc. Profit Sharing Plan ("SMIPS"), 125,000 shares issuable upon the exercise of outstanding stock options within 60 days, 107,500 common shares issuable upon the exercise of stock purchase warrants and 75,000 shares issuable on conversion of Series A preferred stock. Mr. Barnes is President and owner of SCI, General Partner of TI and TILP and Trustee of SMIPS and has investment and voting power over these shares.

         (3) Includes 371,667 shares held of record by the Jerry E. Polis Family Trust, 5,000 shares held by his spouse and 150,000 shares held by record by Davric Corporation over which Mr. Polis exercises voting and investment power. Also includes 110,000 shares issuable upon the exercise of outstanding stock options within 60 days, 157,500 common shares issuable upon the exercise of stock purchase warrants and 100,000 shares issuable on conversion of Series A preferred stock.

         (4) Includes warrants to purchase 101,364 shares and 75,000 shares issuable upon the conversion of Series A preferred stock.

         (5) Includes 544,496 shares held by Odne Limited Partnership all these shares of which Dr. Pickering exercises voting and investment power and 25,000 shares issuable upon conversion of Series A preferred stock.

         (6) As reported by Mr. Brennan who has represented that he has sole voting and investment power with respect to 1,263,333 shares and shares voting and investment power with his spouse with respect to 70,000 shares.

         (7) Includes 1,399,528 shares issuable upon exercise of warrants and 500,000 shares issuable on conversion of Series A preferred stock.

         (8) Includes 559,812 shares issuable upon exercise of warrants and 100,000 shares issuable on conversion of Series A preferred stock.

      Three institutional holders of senior debt were granted warrants exercisable into 2,285,896 common shares. The warrants have antidilution provisions, registration rights and certain equity and debt preemptive rights. Prior to a qualifying public offering (proceeds of $15 million at a price of at least $5.00 per share and a valuation of at least $40 million), qualified sale (valuation of at least $40 million and minimum proceeds of $5.00 to $7.00 per share) or a qualifying stock market listing (Nasdaq National Market or New York Stock Exchange and minimum price and trading volume), in the event of a sale or disposition of ValueStar or substantially all of our assets, the number of shares of common stock for which the warrants may be exercised may be increased, without a corresponding increase in the aggregate consideration, to provide additional consideration to warrant holders based on a revenue based valuation. This could reduce the proceeds available to other common stockholders. The warrant holders in certain instances as described below may also initiate a sale.

      Three of our directors, James Stein, James A. Barnes and Jerry E. Polis have pledged an aggregate of 2,861,557 common shares to secure obligations related to the issuance of the senior notes and warrants. The agreements limit resale of the directors' shares in the open market and grant certain first refusal and co-sale rights to the senior note holders. The three directors are also obligated to vote their common shares to elect one director each for the two largest note holders (Seacoast Capital Partners Limited Partnership and Pacific Mezzanine Fund, L.P.), if so designated by them. These provisions generally terminate upon completion of a qualifying public offering, a qualifying stock market listing or the sale of 80% of the shares underlying the warrants.

      The senior debt warrant holders were also granted certain "Drag Along Rights". Until a qualifying public offering or sale is completed by ValueStar or a qualifying market listing is achieved, then upon either (a) a change in control (three directors, Stein, Polis and Barnes collectively owning less than 20% of ValueStar on a fully diluted basis), or (b) the loss of Mr. Stein as President without a replacement acceptable to the warrant holders, or (c) a non-qualifying public offering, or (d) certain defaults under the senior notes, and (e) at any time between April 2004 and April 2009 (unless the rights are earlier terminated), the warrant holders may seek a buyer for ValueStar or its assets and ValueStar and the three directors are obligated to cooperate and take actions to complete a sale, consistent with their fiduciary duties. Upon a sale, the warrants may be exercised for additional common shares as described above resulting in additional dilution to existing stockholders of ValueStar. This dilution could be material should the Drag Along Rights become exercisable and subsequently exercised by the warrant holders.

      The same three institutional entities currently control a majority of the senior debt warrants and our Series A preferred stock and therefore have the ability to effectively appoint three directors. With the number of directors currently set at five, if they exercised all their rights, these entities could effectively change control of the board of directors. Other than described above, we are aware of no other arrangements that may result in a change in control of ValueStar.

Preferred Stock

      The following security ownership information is set forth as of the record date with respect to each nominee for director and to certain persons or groups known to ValueStar to be beneficial owners of more than 5% of ValueStar's outstanding Series A preferred stock. The amount represents the number of preferred shares held at the record date.

Name and Address                                  Amount and Nature of               Percent of
of Beneficial Owner                               Beneficial Ownership                 Class
-------------------                               --------------------                 -----

Seacoast Capital Partners                              100,000                        44.4%
Limited Partnership
One Sansome St., #2100
San Francisco, California 94104


Tangent Growth Fund, L.P.                               30,000                        13.3%
1 Union Square
180 Geary Street, Suite 500
San Francisco, California 94108

Pacific Mezzanine Fund, L.P.                            20,000                         8.9%
2200 Powell Street, #1250
Emeryville, California 94608

James A. Barnes                                         15,000  (1)                    6.7%
8617 Canyon View Drive
Las Vegas, Nevada 89117

Jerry E. Polis                                          20,000  (2)                    8.9%
980 American Pacific Drive, #111
Henderson, Nevada 89104

Fritz T. Beesemyer                                      15,000  (3)                    6.7%
5101 N. Casa Blanca Drive, #219
Scottsdale, Arizona 85253

     (1) Shares held by Tiffany Investments of which Mr. Barnes is general partner.

     (2) Shares held by the Polis Family Trust of which Mr. Polis is Trustee.

     (3) Shares held by Casa Blanc Ventures, LLC of which Mr. Beesemyer is a principal.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of a class of ValueStar's securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than

10% stockholders are required by SEC regulation to furnish ValueStar with copies of all Section 16(a) forms they file.

      Based solely on a review of copies of reports furnished to us and written representations that no other reports were required during the fiscal year ended June 30, 1999, we believe that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC except that we believe that Seacoast Capital Partners Limited Partnership has not filed a Form 3 statement of beneficial ownership respecting its greater than 10% beneficial ownership.

                             EXECUTIVE COMPENSATION

Compensation of Directors

      ValueStar has no standard arrangements for direct or indirect remuneration to the directors in their capacity as directors other than the granting of stock options from time to time. No direct or indirect remuneration other than in the form of reimbursement of expenses of attending directors' meetings was paid to directors for their services as directors during the fiscal year ended June 30, 1999. In July 1999 each of the three directors (Stein, Barnes and Polis) was granted an option on 10,000 shares exercisable at $1.50 per share until July 2004 for services as directors for the fiscal year ended June 30, 1999. It is anticipated that during the next twelve months ValueStar will not pay any direct or indirect remuneration to any directors of ValueStar in their capacity as directors other than in the form of reimbursement of expenses of attending directors' or committee meetings and the granting of stock options from time to time.

Compensation of Executive Officers

      There is shown below information concerning the compensation of our chief executive officer (the "Named Officer") for the fiscal years ended June 30, 1999, 1998 and 1997. No other executive officer's salary and bonus exceeded
$100,000 during the fiscal year ended June 30, 1999.

                                            Summary Compensation Table
                                            --------------------------
                                                                                             Long Term
                                                  Annual Compensation                      Compensation
                                                  -------------------                      ------------
Name and                        Fiscal                                                        Options
Principal Position              Year             Salary            Bonus                   (# of Shares)
------------------              ----             ------            -----                   -------------
James Stein, Chief Executive    1999            $120,000          $20,000                      100,000
Officer and President           1998             $90,000              -0-                       50,000
                                1997             $90,000              -0-                          -0-

Option Grants

Shown  below is  further  information  on grants of stock  options  to the Named
Officer reflected in the Summary Compensation Table shown above for the fiscal year ended June 30, 1999.

                              Option Grants Table for Fiscal Year Ended June 30, 1999
                              -------------------------------------------------------

                            Number of Shares               Percent of Total
                           Underlying Options               Options Granted            Exercise       Expiration
      Name                      Granted              to Employees in Fiscal Year        Price            Date
      ----                      -------              ---------------------------        -----            ----
      James Stein             100,000 (1)                         25.3%                 $1.25        June 30, 2003

      (1) These options vest and become exercisable only upon the achievement of future common stock prices, one-third each at prices of $2.50, $5.00 and $7.50 per share, respectively.

Aggregated Option Exercises and Fiscal Year-End Values

There were no options exercised by the Named Officer during the fiscal year ended June 30, 1999. The following table provides information on unexercised options at June 30, 1999:

                                   Fiscal Year-End Option Values
                                   -----------------------------
                         Number of Unexercised          Value of Unexercised
                             Options Held At           In-The-Money Options At
                              June 30, 1999                June 30, 1999 (1)
                              -------------                -----------------
Name                  Exercisable   Unexercisable    Exercisable   Unexercisable
----                  -----------   -------------    -----------   -------------
James Stein             315,000       100,000          $255,937       $6,250

                (1) At June 30, 1999 the last sale price was $1.3125 per share.

      We do not have any stock appreciation rights plans in effect and have no long-term incentive plans, as those terms are defined in Securities and Exchange Commission regulations. During the fiscal year ended June 30, 1999, we did not adjust or amend the exercise price of stock options awarded to the Named Officer nor other persons, and we have no defined benefit or actuarial plans covering any person.

Employment Agreement

      Mr. Stein is compensated through our subsidiary pursuant to a contract with ValueStar. Effective July 1, 1998, we entered into a new employment agreement with Mr. Stein for a term of three years. The terms of the agreement include Mr. Stein serving as President and CEO and includes termination, confidentiality, indemnification and non-competition clauses customary in these agreements. The contract provides for compensation of $10,000 per month, with bonuses and increases at the discretion of the board of directors. We may terminate the employment with or without good cause (as defined), but termination without good cause (other than disability or death) results in a severance payment equal to twelve months of the then monthly base salary and prorated earned bonus payable in one lump sum. Likewise, upon a change in control, as defined in the agreement, Mr. Stein may elect to terminate employment and obtain a payment equal to the remaining months of the agreement multiplied by the base salary and any earned but unpaid bonus payable in one lump sum.

Exclusion of Director Liability

      Pursuant to the Colorado Business Corporation Act, ValueStar's Articles of Incorporation exclude personal liability on the part of its directors to ValueStar or its stockholders for monetary damages based upon any violation of their fiduciary duties as directors, except as to liability for any breach of the duty of loyalty to ValueStar or its stockholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, acts in violation of Section 7-5-114 of the Colorado Business Corporation Act, as it now exists or may hereafter be amended, or transactions from which the director derives an improper personal benefit.

                              CERTAIN TRANSACTIONS

      During the last two fiscal years there has not been, nor is there currently proposed, any transaction or series of similar transactions to which ValueStar was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer or holder of more than 5% of our common stock had or will have a direct or indirect material interest other than
(a) compensation arrangements that are described above, (b) the transactions described above as they involve Seacoast Capital Partners Limited Partnership and Pacific Mezzanine Fund, L.P and (c) the transactions described below.

      Certain of the our stockholders, including officers and directors, have from time to time, provided short-term interest bearing advances to ValueStar. At June 30, 1999, no advances were outstanding. On December 9, 1997 ValueStar granted Stock Purchase Warrants on 250,000 shares exercisable at $1.25 per share to four persons for a bank guarantee. Among the four guarantors were officers/directors James Stein and James A. Barnes and director Jerry E. Polis. Management believes ValueStar would have been unable to obtain the line of credit without the inducement of the personal guarantees by these officers and directors.

      On March 31, 1998, ValueStar issued 91,250 shares for services valued at $88,398 in connection with a debt financing. A total of 76,250 of these shares were issued to Mr. Polis, a director, and 5,000 shares issued to Mr.
Barnes, an officer and director.

      In July 1998, in connection with a new three-year employment agreement, ValueStar granted Mr. Stein options on 100,000 shares that became vested and exercisable after January 7, 1999 and then only upon the achievement of certain future common share prices commencing at $2.50 per share. In July 1998, directors Polis and Barnes were each granted options on 50,000 common shares with comparable provisions.

      In July 1998, ValueStar restructured the due date on $100,000 of 12% notes due September 30, 1998 and extended the date to March 31, 2001 and granted the two holders thereof an aggregate of 50,000 non-detachable warrants to purchase common stock at $1.25 per share. One holder of a $50,000 note and 25,000 warrants is the spouse of Mr. Polis, a director.

      In August 1998, ValueStar obtained an $85,000 five year term loan secured by certain equipment and software from Davric Corporation, a company affiliated with Mr. Polis, a director. In June 1999, we obtained a $160,000 three year term loan secured by certain equipment and software from Davric. Also in June 1999, ValueStar renegotiated the due date on a $300,000 note due to Davric, extending the date to June 30, 2000. In connection with this extension, ValueStar granted Davric warrants to purchase 30,000 shares at $1.50 per share for five years. Management believes the terms of these loans are comparable to those that could have been obtained from an independent party.

      Certain conflicts of interest may arise between ValueStar and its directors due to the fact that they have other employment or business interests to which they devote attention, and they are expected to continue to do so. ValueStar has not established policies or procedures for the resolution of current or potential conflicts of interest between ValueStar and its management or management-affiliated entities. There can be no assurance that members of management will resolve all conflicts of interest in our favor. The officers and directors are accountable to ValueStar as fiduciaries, which means that they are legally obligated to exercise good faith and integrity in handling our affairs. Failure by them to conduct our business in our best interests may result in liability to them. Our Articles of Incorporation provide that directors have the right to contract with ValueStar if any financial interest is disclosed or the transaction is fair or reasonable to ValueStar.

                         FINANCIAL AND OTHER INFORMATION

      ValueStar is subject to the reporting requirements of Section 15(d) or 13 of the Securities Exchange Act of 1934 and files annual, quarterly and other reports with the Securities and Exchange Commission. ValueStar's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1999 will accompany this Proxy Statement.

                                  OTHER MATTERS

      The board of directors knows of no other matters to be brought before the Annual Meeting. However, if any matters other than those referred to herein should properly come before the Annual Meeting, it is the intention of the proxy holders to vote such proxy in accordance with his or her best judgment.

                                         By Order of the Board of Directors

                                         /s/ JAMES STEIN
                                         James Stein
October 8, 1999                          President

PROXY                                                                      PROXY
                              VALUESTAR CORPORATION
          THIS PROXY RELATES TO THE ANNUAL MEETING OF THE STOCKHOLDERS
                          TO BE HELD NOVEMBER 12, 1999

      The undersigned hereby appoints JAMES STEIN and JAMES A. BARNES or either of them, with full power of substitution, as attorneys and proxies to vote all shares of Series A preferred stock that the undersigned is entitled to vote, with all powers that the undersigned would possess if personally present, at the Annual Meeting of Stockholders of VALUESTAR CORPORATION ("ValueStar") to be held at 2:00 p.m. (Pacific Standard Time) at the at the offices of the corporation at 360 - 22nd Street, Suite 210, Oakland, California 94612 and any postponements and adjournments thereof, as follows:

      1. TO ELECT FRITZ T. BEESEMEYER TO THE BOARD OF DIRECTORS.

         ___ FOR the nominee listed above          ___ WITHHOLD AUTHORITY
                                          (to vote for the nominee listed above)

      2. PROPOSAL TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED PURSUANT TO VALUESTAR'S 1997 STOCK OPTION PLAN.

                 ___ FOR                ___ AGAINST               ___ ABSTAIN

      3. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.

                 ___ FOR                ___ AGAINST               ___ ABSTAIN

      4. TO RATIFY THE SELECTION OF MOSS ADAMS LLP AS INDEPENDENT AUDITORS OF VALUESTAR FOR ITS FISCAL YEAR ENDING JUNE 30, 1999.

                 ___ FOR                ___ AGAINST               ___ ABSTAIN

      This proxy has been solicited by the board of directors of ValueStar. I understand that I may revoke this proxy as set forth in the proxy statement.

DATED: _________________, 1999      Signature(s) X _____________________________

                                    Print Name     _____________________________

      (Please date and sign exactly as name or names appear on your stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full the corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. IF THE STOCK IS HELD JOINTLY, BOTH OWNERS MUST SIGN.)

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS SPECIFIED THIS PROXY WILL BE VOTED FOR THE PROPOSALS NOTED ABOVE AND, AS TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AS SAID PROXIES DEEM ADVISABLE.

                         Mail or Deliver this Proxy to:
                              VALUESTAR CORPORATION
                          360 - 22nd Street, Suite 210
                            Oakland, California 94612

PROXY                                                                      PROXY
                              VALUESTAR CORPORATION
          THIS PROXY RELATES TO THE ANNUAL MEETING OF THE STOCKHOLDERS
                          TO BE HELD NOVEMBER 12, 1999

      The undersigned hereby appoints JAMES STEIN and JAMES A. BARNES or either of them, with full power of substitution, as attorneys and proxies to vote all shares of common stock that the undersigned is entitled to vote, with all powers that the undersigned would possess if personally present, at the Annual Meeting of Stockholders of VALUESTAR CORPORATION ("ValueStar") to be held at 2:00 p.m. (Pacific Standard Time) at the at the offices of the corporation at 360 - 22nd Street, Suite 210, Oakland, California 94612 and any postponements and adjournments thereof, as follows:

      1. TO ELECT THE BOARD OF DIRECTORS.

              ___ FOR all nominees listed below   ___ WITHHOLD AUTHORITY
                  (except as marked to the            (to vote for the nominees
                  contrary below)                     listed below)

     (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the line)

                ------------------------------------------------
                  James Stein, James A. Barnes, Jerry E. Polis

      2. PROPOSAL TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED PURSUANT TO VALUESTAR'S 1997 STOCK OPTION PLAN.

                 ___ FOR                ___ AGAINST               ___ ABSTAIN

      3. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.

                 ___ FOR                ___ AGAINST               ___ ABSTAIN

      4. TO RATIFY THE SELECTION OF MOSS ADAMS LLP AS INDEPENDENT AUDITORS OF VALUESTAR FOR ITS FISCAL YEAR ENDING JUNE 30, 1999.

                 ___ FOR                ___ AGAINST               ___ ABSTAIN

      This proxy has been solicited by the board of directors of ValueStar. I understand that I may revoke this proxy as set forth in the proxy statement.

DATED: _________________, 1999      Signature(s) X _____________________________

                                    Print Name     _____________________________

      (Please date and sign exactly as name or names appear on your stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full the corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. IF THE STOCK IS HELD JOINTLY, BOTH OWNERS MUST SIGN.)

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS SPECIFIED THIS PROXY WILL BE VOTED FOR THE PROPOSALS NOTED ABOVE AND, AS TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AS SAID PROXIES DEEM ADVISABLE.

                         Mail or Deliver this Proxy to:
                              VALUESTAR CORPORATION
                          360 - 22nd Street, Suite 210
                            Oakland, California 94612